Information about the main subsidiaries (Tables)	12 Months Ended
Jun. 30, 2026
Summary of financial information of the subsidiary with material non-controlling interests
	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held by non-controlling interests	Book value of non-controlling interests	% of ownership interest held by controlling interests	Book value of controlling interests
06.30.2026	44,484	573,225	12,866	139,375	465,468	20.00%	93,094	80.00%	372,374
06.30.2025	55,892	507,314	12,283	110,743	440,180	20.00%	88,036	80.00%	352,144
	Revenues	Comprehensive loss for the year	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase / (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
06.30.2026	76,431	79,318	33,430	(20,260)	(11,131)	2,039	(10,806)
06.30.2025	69,415	(38,252)	39,746	(27,600)	(11,677)	469	(5,154)